Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Class N Shares and Class I Shares

Supplement dated December 2, 2011

to the Prospectus dated March 1, 2011 and Summary Prospectus dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and

Summary Prospectus and should be retained and read in conjunction with the Prospectus and Summary

Prospectus. Keep it for future reference.

Effective immediately after net asset valuation on Friday, December 16, 2011 (the “Soft Close Date”), the ASTON/River Road Dividend All Cap Value Fund (the “Fund”) will not accept additional investments until further notice, with the following exceptions:

—	Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

—

Financial advisors and/or financial consultants who currently have clients invested in the Fund may open new accounts for current or new clients and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

—

Financial advisors who have approved the inclusion of the Fund as an investment option in a model and such inclusion was approved by the Fund prior to the Soft Close Date may designate the Fund as an investment option.

—	Participants in retirement plans which utilize the Fund as an investment option on the Soft Close Date may designate the Fund where operationally feasible.

—	Trustees of Aston Funds, employees of Aston Asset Management, LP and River Road Asset Management, LLC and their family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP DAV 1211